UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 of the

Securities Exchange Act of 1934

           Date of Report (Date of earliest event reported): February 15, 2000

                         Sears Credit Account Master Trust II
                  (Exact name of registrant as specified in charter)

Illinois                         0-24776                      Not Applicable
(State of                     (Commission                   (IRS Employer
Organization)                 File Number)                   Identification No.)

c/o SRFG, Inc.
3711 Kennett Pike
Greenville, Delaware                                        19807
(Address of principal executive offices)                 (Zip Code)

Registrant's Telephone Number, including area code: (302) 434-3176

Former name, former address and former fiscal year, if changed since last report: Not Applicable

Item 5. Other Events

On February 15, 2000, Registrant made available the Monthly Investor
Certificateholders' Statements set forth as Exhibits 20(a) through 20(m).

Item 7. Financial Statements and Exhibits

20(a). Series 1994-1 Monthly Investor Certificateholders' Statement
       related to the distribution of February 15, 2000 and reflecting the performance of the Trust during the Due Period ended in January
       2000, which will accompany the distribution on February 15, 2000.

20(b). Series 1995-2 Monthly Investor Certificateholders' Statement
       related to the distribution of February 15, 2000 and reflecting the performance of the Trust during the Due Period ended in January
       2000, which will accompany the distribution on February 15, 2000.

20(c). Series 1995-3 Monthly Investor Certificateholders' Statement
       related to the distribution of February 15, 2000 and reflecting the performance of the Trust during the Due Period ended in January
       2000, which will accompany the distribution on February 15, 2000.

20(d). Series 1995-5 Monthly Investor Certificateholders' Statement
       related to the distribution of February 15, 2000 and reflecting the performance of the Trust during the Due Period ended in January
       2000, which will accompany the distribution on February 15, 2000.

20(e). Series 1996-1 Monthly Investor Certificateholders' Statement
       related to the distribution of February 15, 2000 and reflecting the performance of the Trust during the Due Period ended in January
       2000, which will accompany the distribution on February 15, 2000.

20(f). Series 1996-3 Monthly Investor Certificateholders' Statement
       related to the distribution of February 15, 2000 and reflecting the performance of the Trust during the Due Period ended in January
       2000, which will accompany the distribution on February 15, 2000.

20(g). Series 1996-4 Monthly Investor Certificateholders' Statement
       related to the distribution of February 15, 2000 and reflecting the performance of the Trust during the Due Period ended in January
       2000, which will accompany the distribution on February 15, 2000.

20(h). Series 1997-1 Monthly Investor Certificateholders' Statement
       related to the distribution of February 15, 2000 and reflecting the performance of the Trust during the Due Period ended in January
       2000, which will accompany the distribution on February 15, 2000.

20(i). Series 1998-1 Monthly Investor Certificateholders' Statement
       related to the distribution of February 15, 2000 and reflecting the performance of the Trust during the Due Period ended in January
       2000, which will accompany the distribution on February 15, 2000.

20(j). Series 1998-2 Monthly Investor Certificaterholders' Statement
       related to the distribution of February 15, 2000 and reflecting the performance of the Trust during the Due Period ended in January
       2000, which will accompany the distribution on February 15, 2000.

20(k). Series 1999-1 Monthly Investor Certificaterholders' Statement
       related to the distribution of February 15, 2000 and reflecting the performance of the Trust during the Due Period ended in January
       2000, which will accompany the distribution on February 15, 2000.

20(l). Series 1999-2 Monthly Investor Certificaterholders' Statement
       related to the distribution of February 15, 2000 and reflecting the performance of the Trust during the Due Period ended in January
       2000, which will accompany the distribution on February 15, 2000.

20(m). Series 1999-3 Monthly Investor Certificaterholders' Statement
       related to the distribution of February 15, 2000 and reflecting the performance of the Trust during the Due Period ended in January
       2000, which will accompany the distribution on February 15, 2000.

                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                Sears Credit Account Master Trust II
                                (Registrant)

                                By: SRFG, Inc.
                                (Originator of the Trust)

                                By: /s/Donald J. Woytek
                                        Donald J. Woytek
                                        Vice President, Administration

Date: February 15, 2000

                                EXHIBIT INDEX

Exhibit No.

20(a). Series 1994-1 Monthly Investor Certificateholders' Statement
       (February 15, 2000)

20(b). Series 1995-2 Monthly Investor Certificateholders' Statement
       (February 15, 2000)

20(c). Series 1995-3 Monthly Investor Certificateholders' Statement
       (February 15, 2000)

20(d). Series 1995-5 Monthly Investor Certificateholders' Statement
       (February 15, 2000)

20(e). Series 1996-1 Monthly Investor Certificateholders' Statement
       (February 15, 2000)

20(f). Series 1996-3 Monthly Investor Certificateholders' Statement
       (February 15, 2000)

20(g). Series 1996-4 Monthly Investor Certificateholders' Statement
       (February 15, 2000)

20(h). Series 1997-1 Monthly Investor Certificateholders' Statement
       (February 15, 2000)

20(i). Series 1998-1 Monthly Investor Certificateholders' Statement
       (February 15, 2000)

20(j). Series 1998-2 Monthly Investor Certificateholders' Statement
       (February 15, 2000)

20(k). Series 1999-1 Monthly Investor Certificateholders' Statement
       (February 15, 2000)

20(l). Series 1999-2 Monthly Investor Certificateholders' Statement
       (February 15, 2000)

20(m). Series 1999-3 Monthly Investor Certificateholders' Statement
       (February 15, 2000)